Exhibit 32

CERTIFICATION OF CEO AND CFO PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of International Flavors & Fragrances Inc. (the "Company") for the quarterly period ended March 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), J. Erik Fyrwald, as Chief Executive Officer, and Michael DeVeau, as Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ J. Erik Fyrwald
Name:	J. Erik Fyrwald
Title:	Chief Executive Officer
Dated:	May 5, 2026

By:	/s/ Michael DeVeau
Name:	Michael DeVeau
Title:	Executive Vice President, Chief Financial Officer
Dated:	May 5, 2026